                                                                 Exhibit 10.47.2

------------------------------------------------------------------------------------------------------------------------------------
Lessor NTFC Capital Corporation or its affiliate, successor or assign                                          Equipment Schedule
------------------------------------------------------------------------------------------------------------------------------------

Lessee [INTERSTATE FIBERNET, INC. or ITC/\ELTACOM
       COMMUNICATIONS, INC.]
------------------------------------------------------------------------------------------------------------------------------------
Billing Address                                                                                       Attention
1791 O.G. Skinner Drive
---------------------------------------------------------------------------------------------------------------------------------
City                                                                            County/Province          State/Country    Zip Code
West Point                                                                                               Georgia          31833

------------------------------------------------------------------------------------------------------------------------------------
Installation Site                         City                                  County/Province          State/Country    Zip Code



---------------------------------------------------------------------------------------------------------------------------------
Supplier Name                                                                       Purchase Option

------------------------------------------------------------------------------------------------------------------------------------
Agreement No./Schedule No.                Price                                      Payment Nos.        Lease Rate Factor    Rent
------------------------------------------------------------------------------------------------------------------------------------
Date of Schedule                          Term (months)
                                          Sixty (60)
------------------------------------------------------------------------------------------------------------------------------------
                                          Payment Period

------------------------------------------------------------------------------------------------------------------------------------
TERMS AND CONDITIONS (The following 3 pages contain Terms and Conditions which are also a part of this Schedule)
------------------------------------------------------------------------------------------------------------------------------------

The terms and conditions of the Master Lease Agreement between Lessor and Lessee referenced above are made a part of this Schedule. Lessor and Lessee hereby agree to the terms defined above and further agree as set forth herein.

1. ACCEPTANCE: The System has been delivered to the Installation Site set forth above ("Installation Site"). Lessee shall not move any Equipment and/or
        -----------------
Software from its Installation Site without first (a) giving Lessor twenty (20) days prior written notice of the location of the applicable Installation Site including, without limitation, a complete description of the Equipment and/or Software to be located at the site and the portion of the Price attributable thereto, (b) executing and delivering to Lessor any UCC financing statements required by Lessor, and (c) executing and delivering to Lessor any applicable Landlord waiver, if the same has not previously been delivered hereunder in respect of the Installation Site and any other document Lessor believes necessary to protect its interest in the System. The failure to comply with the foregoing provisions shall constitute an Event of Default. Lessee agrees to irrevocably accept the System for purposes of this Lease on the date Lessee executes this Schedule. Lessee waives any right to terminate the Lease or to withhold Rent based on any installation and related performance issues.

2. MAINTENANCE, USE, AND OPERATION: At all times during the Term, at its sole cost and expense, Lessee shall maintain or cause the System to be maintained in good repair, condition and working order in accordance with established maintenance procedures such that the System performs to its respective manufacturer's published specifications and shall maintain or cause the System to be maintained within two Product Computing Loads of its respective manufacturer's latest Product Computing Loads, ordinary wear and tear excepted. Lessee shall use the System and all parts thereof for its designated purpose and in compliance with all applicable laws. Lessee shall keep the System in its possession and control and installed in the Installation Site.

3. MAINTENANCE CONTRACT:  If maintenance and/or service ("Maintenance")
                                                          -----------
relative to the System being provided by the Supplier is listed as part of the Equipment and Software Listing attached to this Schedule, the cost of such Maintenance, ("Maintenance Price"), is included in the Price of the System and
               -----------------
in the Rent. Lessee agrees that (a) Lessee has selected the Supplier providing the Maintenance; (b) Lessor is not responsible for providing any such Maintenance; (c) Lessor has not made any representations and warranties with respect to Maintenance, except that it will pay the Maintenance Price; (d) Lessee will pursue any claim it has relative to Maintenance against the Supplier and not Lessor; and (e) Lessee's obligations to pay Rent and other sums due under the Lease shall remain unconditional and not subject to any reduction, delay, setoff, defense or counterclaim for any reason including, without limitation, issues relative to Maintenance. Lessee or Supplier has delivered to Lessor a full and complete copy of the agreement between Lessee and the Supplier relative to Maintenance ("Maintenance Contract"). Lessee shall be responsible
                          --------------------
to pay Supplier for any Maintenance under the Maintenance Contract if the cost of such Maintenance is not included in the Maintenance Price.

4. PERSONAL PROPERTY: The System is, and shall at all times remain, personal property even if the Equipment is affixed or attached to real property or any improvements thereon. At Lessor's request, Lessee shall, at no charge, promptly
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
affix to the System any tags, decals, or plates furnished by Lessor indicating Lessor's interest in the System and Lessee shall not permit their removal or concealment. At Lessee's expense, Lessee shall (a) at all times keep the System free and clear of all liens and encumbrances, except those described in Section 6 and those arising through the actions of Lessor, and (b) otherwise cooperate to defend Lessor's interest in the System and to maintain the status of the System and all parts thereof as personal property. If requested by Lessor, Lessee will, at Lessee's expense, furnish a waiver of any interest in the System from any party having an interest in the real estate or building in which the System is located. Upon giving Lessee three (3) days prior written notice, Lessor may inspect the System and any related maintenance records during Lessee's normal business hours.

5. SECURITY INTEREST: (a) Lessor holds title to the Equipment and the right to use the Software, and (b) Lessee shall have no right, title or interest therein, other than possession and use as a lessee and non-exclusive sublicensee. In the event this Lease is determined by a court to be a lease intended as security, Lessee hereby grants to Lessor a first priority security interest in Lessee's existing and hereafter acquired right, title and interest in, to and under (i) the System, including all Leased Modifications and Leased Additions (as defined in Section 7 below) thereto, and replacements therefor, (ii) the applicable Supplier Agreements or purchase orders with Supplier with respect to any of the Equipment and/or Software, and (iii) all products and proceeds of the foregoing.

6. MODIFICATIONS, ADDITIONS AND ALTERATIONS: After the Commencement Date of this Lease and without notice to Lessor, Lessee may, at Lessee's expense, alter or modify any item of Equipment with a severable upgrade, accessory or any other equipment that meets the specifications of the System's manufacturer for use on or in connection with the System ("Modification") or with severable Software or
                                   ------------
other associated items or materials that meet the specifications of such manufacturer and are to be used on or in connection with such System ("Addition"), provided that any such Modification, Addition or Alteration that
  --------
is unseverable from the System shall not be subject to a lien by any Person other than Lessor without the prior written consent of Lessor. Any severable Modification or Addition ("Alteration") shall be permitted at Lessee's expense
                           ----------
and risk, and any such Alteration shall be removed and the System restored to its normal, unaltered condition at Lessee's expense prior to its return to Lessor. With respect to unseverable Alterations, Lessee shall not undertake any such Alterations, other than five hundred thousand dollars ($500,000) in the aggregate of CSO Equipment (as defined in Section 7 below), without the prior written consent of Lessor. Restoration will include replacement of any parts removed in connection with the installation of an Alteration, Modification or Addition. Any Equipment or Software installed in connection with warranty or maintenance service or manufacturer's upgrades of the System provided at no charge to Lessee shall be the property of Lessor.

7. LEASES OF MODIFICATIONS AND ADDITIONS: During the Term of this Lease, at Lessee's request, Lessor may elect to lease to Lessee Modifications and Additions (as defined above) subject to the terms of this Lease. Leased Modifications and Additions are called "CSO Equipment". While the CSO Equipment
                                        -------------
shall be added to and become a part of this Lease as of the CSO Commencement Date (as defined below), the CSO Equipment Lease Addendum used to document the lease of CSO Equipment shall be assigned a separate schedule number. The lease for CSO Equipment shall expire at the same time as this Lease. The applicable Lease Rate Factor shall be Lessor's then-current Lease Rate Factor for similar transactions based upon the remaining length of the Term. The rent for CSO Equipment shall be determined by Lessor who shall adjust the then-current Rent and notify Lessee in writing of such adjustment(s), which shall be effective as of the first day of the Payment Period following the date of the notice (or the date of the notice if it is the first day of the Payment Period) ("CSO
                                                                   ---
Commencement Date").  Any adjustment notice shall be added to and become a part
-----------------
of this Lease as of the CSO Commencement Date.

CSO Equipment must be ordered by Lessee from a Supplier reasonably acceptable to Lessor. On the date any CSO Equipment is delivered to Lessee, Supplier shall pass title to such CSO Equipment (other than any Software which shall be licensed and/or sublicensed) directly to Lessor. Such title shall be good and marketable and free and clear of any and all liens and encumbrances of any nature except that of Lessor. Lessor shall promptly pay to Supplier the appropriate price of the CSO Equipment after the later of (a) the date the CSO Equipment is installed and functioning, or (b) Lessor's receipt of a full and complete listing of the CSO Equipment and the Supplier's invoice. No interest shall be payable by Lessor to Supplier with respect to such payment. Lessor's agreement to lease any CSO Equipment is subject to the condition that the Price payable to Supplier with respect thereto shall not exceed $100,000.00 or be less than $1,000.00, and is subject to satisfactory credit review by Lessor of Lessee's credit at the time of the CSO.

8. RETURN OF SYSTEM: (a) At Lessor's request upon the occurrence of an Event of Default or (b) if Lessee has not exercised its Purchase Option set forth in
Section 9 of this Schedule at the end of the applicable Term, Lessee shall immediately return the System to Lessor. Lessee shall, at its own risk and expense, properly remove, disassemble and pack it for shipment, load it on board a carrier acceptable to Lessor, and ship the same to a destination in the continental United States specified by Lessor, freight and insurance prepaid. The returned System shall be in the same condition and operating order as existed when received, ordinary wear and tear excepted. If Lessee does not return the System to Lessor when required, Lessee shall pay to Lessor an amount equal to the then-current Rent prorated on a daily basis for each day from and including the termination or expiration date of the Lease through and including the day Lessor receives the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
System. Lessee shall pay to Lessor any amount reasonably necessary to place the System in good repair, condition and working order, ordinary wear and tear excepted.

9. PURCHASE OPTION: At the expiration of the Term, if Lessee has performed all terms and conditions of the Lease, except the return of the System pursuant to
Section 9 herein, Lessee shall have the right to purchase Lessor's interest in all, but not less than all, of the Equipment and all leased Modifications and to receive an assignment of all, but not less than all, non-exclusive sublicenses to use the Software and Additions, if any, for the Purchase Option Price (as defined below) subject to the following terms and conditions ("Purchase Option").
------

Lessee shall provide written notice to Lessor not less than one hundred twenty
(120) days prior to such purchase that Lessee has elected to exercise its Purchase Option. In any event, upon Lessee's exercise of its Purchase Option, Lessee shall purchase the Equipment and all leased Modifications and obtain a non-exclusive sublicense to use the associated Software and Additions AS-IS, WHERE-IS, WITH ALL FAULTS AND SUBJECT TO THE SAME DISCLAIMERS OF WARRANTIES AND LIMITATION OF DAMAGES AS SET FORTH IN THE LEASE. Lessee also shall be responsible for the payment of any sales tax or other fees in connection with Lessee's exercise of this Purchase Option. The Purchase Option Price (including sales taxes or other fees) shall be due and payable to Lessor by Lessee on or before the expiration of the applicable Term.

Upon satisfaction by Lessee of the purchase conditions, Lessor's sole and exclusive obligations under this Purchase Option shall be to deliver to Lessee such title to such Equipment and leased Modifications such as Lessor received from the Supplier, and to assign to Lessee a non-exclusive sublicense, as described in the Supplier Agreement, to use the associated Software and Additions, free and clear of all liens, encumbrances and rights of others arising solely out of or created by Lessor's actions. Lessor's assignment of the sublicense is limited to such sublicense as Lessor can assign without incurring further cost and is subject to all applicable terms and conditions of the license and/or sublicense set forth in the Supplier Agreement.

The Purchase Option Price shall be one dollar ($1.00), exercised pursuant to
Section 6(a) of the Agreement.

10. NOTICES: Notices, demands and other communications shall be in writing and shall be sent by hand delivery, certified mail (return receipt requested), or overnight courier service, or facsimile transmission (effective upon transmission) with a copy sent by one of the foregoing methods. Notices shall be sent to Lessee at the address or facsimile number stated in the Agreement and to Lessor at 10 Riverview Drive, Danbury, CT 06810, Attention: Portfolio Manager, or facsimile no. (203) 749-4530. Notices shall be effective upon the earlier of actual receipt or four days after the mailing date. Either party may substitute another address by at least 20 days' prior written notice.

           [The remainder of this page is intentionally left blank.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A complete description of the System is set forth on the Equipment and Software Listing attached hereto and made a part hereof.
--------------------------------------------------------------------------------

NTFC CAPITAL CORPORATION,                  ____________________________________
as Lessor                                  as Lessee


By ______________________________          By _________________________________
      Authorized Representative                   Authorized Representative

Print Name                                 Print Name
Title ______________ Date________          Title _______________  Date ________



                     SIGNATURE PAGE TO EQUIPMENT SCHEDULE

--------------------------------------------------------------------------------